SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 31, 2013 (October 31, 2013)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa		51503
(Address of Principal Executive Offices)		(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective October 31, 2013, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into the Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”) with AgStar Financial Services, PCA (“AgStar”) and certain other banks named therein (the “Banks”) with AgStar also acting as agent to such other Banks.  The Sixth Amendment modifies the Company’s AgStar credit facility (the “AgStar Credit Facility”) as follows:

1.
The maturity date of the Company’s revolving credit line (the “Revolving LOC”) was extended until August 1, 2014, the same date that the Company’s AgStar term loan (the “Term Loan”) and term revolving loans mature.

2.	The amount of credit available to the Company under the Revolving LOC is now $11,428,600. There were no amounts due under the Revolving LOC at the end of the Company’s fiscal year, September 30, 2013.

3.
The Banks waived any default that has or could have occurred under the Working Capital Covenant as of September 30, 2013, and amended the definition of working capital to exclude from current liabilities the principal due on the Term Loan which matures in August, 2014.

4.
The Banks also waived any default that has or could have occurred under the Fixed Charges Coverage Ratio Covenant as of September 30, 2013.  Since this covenant is tested only at the end of the Company’s September 30 fiscal year, it will not be tested again during the life of the AgStar Credit Facility.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Sixth Amendment to Amended and Restated Credit Agreement effective October 31, 2013 by and among AgStar Financial Services, PCA and other commercial, banking or financial institutions identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brian T. Cahill
Date: October 31, 2013		Brian T. Cahill
General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
10.1
Sixth Amendment to Amended and Restated Credit Agreement effective October 31, 2013 by and among AgStar Financial Services, PCA and other commercial, banking or financial institutions identified therein.